                                 Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of December
                                     1997

                                                                    EXHIBIT 99.1



                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the Series 1997-2 Certificates is set forth below:


     Date of the Certificate                         January 12, 1998
     Monthly Period ending:                         December 31, 1997
     Determination Date                              January 12, 1998
     Distribution Date                               January 15, 1998


-----------------------------------------------------------------------------------------------------------------------------------
                                                            General
-----------------------------------------------------------------------------------------------------------------------------------
 201 Amortization Period                                                                                      No           201
 202 Early Amortization Period                                                                                No           202
 203 Class A Investor Amount paid in full                                                                     No           203
 204 Class B Investor Amount paid in full                                                                     No           204
 205 Collateral Indebtedness Amount paid in full                                                              No           205
 206 Proffitt's Inc. is the Servicer                                                                         Yes           206
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      as of the end of
                                                            as of the end of prior                      the relevant
                                                                Monthly Period                         Monthly Period
                                                           ------------------------                  ------------------
 207 Series 1997-2 Investor Amount                                $235,300,000           207(a)           $235,300,000     207(b)
 208    Class A Investor Amount                                   $180,000,000           208(a)           $180,000,000     208(b)
 209    Class B Investor Amount                                   $ 20,000,000           209(a)           $ 20,000,000     209(b)
 210    Collateral Indebtedness Amount                            $ 21,000,000           210(a)           $ 21,000,000     210(b)
 211    Class D Investor Amount                                   $ 14,300,000           211(a)           $ 14,300,000     211(b)

 212 Series 1997-2 Adjusted Investor Amount                       $235,300,000           212(a)           $235,300,000     212(b)
 213    Class A Adjusted Investor Amount                          $180,000,000           213(a)           $180,000,000     213(b)
 214    Principal Account Balance                                 $          -           214(a)           $          -     214(b)
 215    Class B Adjusted Investor Amount                          $ 20,000,000           215(a)           $ 20,000,000     215(b)

 216    Class A Certificate Rate                                                                               6.50%       216
 217    Class B Certificate Rate                                                                               6.69%       217
 218    Collateral Indebtedness Interest                                                                       6.5805%     218
 219    Class D Certificate Rate                                                                               6.8555%     219
 220 Weighted average interest rate for Series 1997-2                                                          6.54%       220


                                                                                                      as of the end of
                                                            as of the end of prior                      the relevant
                                                                Monthly Period                         Monthly Period
                                                           ------------------------                   -----------------
 221 Series 1997-2 Investor Percentage with                          71.22%              221(a)              60.85%        221(b)
     respect to Finance Charge Receivables
 222    Class A                                                       54.48%             222(a)              46.55%        222(b)
 223    Class B                                                       6.05%              223(a)              5.17%         223(b)
 224    Collateral Indebtedness Amount                                6.36%              224(a)              5.43%         224(b)
 225    Class D                                                       4.33%              225(a)              3.70%         225(b)

 226 Series 1997-2 Investor Percentage with respect                   71.22%             226(a)              60.85%        226(b)
     to Principal Receivables
 227    Class A                                                       54.48%             227(a)              46.55%        227(b)
 228    Class B                                                       6.05%              228(a)              5.17%         228(b)
 229    Collateral Indebtedness Amount                                6.36%              229(a)              5.43%         229(b)
 230    Class D                                                       4.33%              230(a)              3.70%         230(b)

 231 Series 1997-2 Investor Percentage with respect to Allocable      71.22%             231(a)              60.85%        231(b)
     Amounts                                                          54.48%             232(a)              46.55%        232(b)
 232    Class A                                                       6.05%              233(a)              5.17%         233(b)
 233    Class B                                                       6.36%              234(a)              5.43%         234(b)
 234    Collateral Indebtedness Amount                                4.33%              235(a)              3.70%         235(b)
 235    Class D

                        Collections Allocated to Series 1997-2

 236 Series allocation of collections of Principal Receivables                                                $44,047,508    236
 237      Class A                                                                                             $33,695,501    237
 238      Class B                                                                                             $ 3,743,945    238
 239      Collateral Indebtedness Amount                                                                      $ 3,931,142    239
 240      Class D                                                                                             $ 2,676,920    240

 241 Series allocation of collections of Finance Charge Receivables                                           $ 3,708,755    241
 242      Class A                                                                                             $ 2,837,127    242
 243      Class B                                                                                             $   315,236    243
 244      Collateral Indebtedness Amount                                                                      $   330,998    244
 245      Class D                                                                                             $   226,394    245

     Available Funds
     ---------------
 246    Class A Available Funds                                                                               $ 2,837,127    246
 247      The amount to be withdrawn from the Reserve Account to be included in Class A available funds       $         -    247
 248      Principal Investment Proceeds to be included in Class A Available Funds                             $         -    248
 249      The amount of investment earnings on amounts held in the Reserve Account to be included in          $         -    249
      Class A available funds
 250    Class B Available Funds                                                                               $   315,236    250
 251      The amount to be withdrawn from the Reserve Account to be included in Class B available funds       $         -    251
 252      Principal Investment Proceeds to be included in Class B Available Funds                             $         -    252
 253      The amount of investment earnings on amounts held in the Reserve Account to be included in          $         -    253
     Class B available Funds
 254 Collateral Available Funds                                                                               $   330,998    254

 255 Class D Available Funds                                                                                  $   225,394    255

------------------------------------------------------------------------------------------------------------------------------------
                                                     Application of Collections
------------------------------------------------------------------------------------------------------------------------------------
     Class A
     -------
     Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly
 256 Interest previously due but not paid plus any additional interest with respect to interest amounts       $   975,000    256
     that were due but not paid on a prior Distribution Date
     If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A Servicing fee for the
 257 related Distribution Date                                                                                $         -    257
 258 Class A Allocable Amount                                                                                 $   465,305    258
 259 An amount to be included in the Excess Spread                                                            $ 1,396,822    259

     Class B
     -------
     Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B
 260 Monthly Interest previously due but not paid plus any additional interest with respect to                $   111,500    260
     interest amounts that were due but not paid on a prior Distribution date
     If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B Servicing fee for
 261 the related Distribution Date                                                                            $         -    261
 262 An amount to be included in the Excess Spread                                                            $   203,736    262

     Collateral
     ----------
     If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral Servicing fee
 263 for the related Distribution Date                                                                        $         -    263
 264 An amount to be included in the Excess Spread                                                            $   330,998    264

     Class D
     -------
     If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D Servicing
 265 fee for the related Distribution Date                                                                    $         -    265
 266 An amount to be included in the Excess Spread                                                            $   225,394    266

 267 Available Excess Spread                                                                                  $ 2,156,951    267
 268 Available Shared Excess Finance Charge Collections                                                       $         -    268

 269 Class A Required Amount is to be used to fund any deficiency in line256, line257 and line258             $         -    269
 270 The aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed           $         -    270

271   Class B Required Amount to the extent                         $         -   271
      attributable to line260, and line261
272   Class B Allocable Amount                                      $    51,701   272
273   Any remaining portion of the Class B                          $         -   273
      Required Amount
274   An amount equal to any unreimbursed                           $         -   274
      reductions of the Class B Investor
      Amount, if any, due to: (i) Class B
      Investor Charge Offs; (ii) Reallocated
      Principal Collections; (iii)
      reallocations of the Class B Investor
      Amount to the Class A Investor Amount
275   Collateral Monthly Interest for the                           $   118,997   275
      related Distribution Date plus
      Collateral Monthly Interest previously
      due but not paid to the Collateral
      Indebtedness Holder plus Collateral
      Additional Interest
276   Class A Servicing Fee plus Class B                            $   368,333   276
      Servicing Fee plus Collateral Servicing
      Fee due for the relevant Monthly Period
      and not paid above
277   Class A Servicing Fee plus Class B                            $         -   277
      Servicing Fee plus Collateral Servicing
      Fee due but not distributed to the
      Servicer for prior Monthly Periods
278   Collateral Allocable Amount                                   $    54,286   278
279   Any unreimbursed reductions of the                            $         -   279
      Collateral Indebtedness Amount (CIA),
      if any, due to: (i) CIA Charge Offs;
      (ii) Reallocated Principal Collections;
      (iii) reallocations of the CIA to the
      Class A or Class B Investor Amount
280   The excess, if any, of the Required                           $         -   280
      Cash Collateral Amount over the
      Available Collateral Amount
281   An amount equal to Class D Monthly                            $    81,694   281
      Interest due but not paid to the Class
      D Certificateholders plus Class D
      Additional Interest
282   Class D Servicing Fee due for the                             $    23,833   282
      relevant Monthly Period and not paid
      above
283   Class D Servicing Fee due but not                             $         -   283
      distributed to the Servicer for prior
      Monthly Periods
284   Class D Allocable Amount                                      $    36,966   284
285   Any unreimbursed reductions of the                            $         -   285
      Class D Investor Amount, if any, due
      to: (i) Class D Investor Charge Offs;
      (ii) Reallocated Principal Collections;
      (iii) reallocations of the Class D
      Investor Amount to the Class A or Class
      B Investor Amount or CIA
286   Aggregate amount of any other amounts                         $         -   286
      due to the Collateral Indebtedness
      Holder pursuant to the Loan Agreement
287   Excess, if any, of the Required Reserve                       $         -   287
      Account Amount over the amount on
      deposit in the Reserve Account
288   Shared Excess Finance Charge Collections                      $ 1,421,141   288

--------------------------------------------------------------------------------------
                           DETERMINATION OF MONTHLY PRINCIPAL
 =====================================================================================
289   Class A Monthly Principal (the least of                       $         -   289
      line#290, line#291 and line#208)
290   Available Principal Collections held in                       $44,047,508   290
      the Collection Account
291   Class A Accumulation Amount                                   $         -   291


292   Class B Monthly Principal (the least of                       $         -   292
      line#293, line#294 and line#209)
      (distributable only after payout of Class A)
293   Available Principal Collections held in                       $44,047,508   293
      the Collection Account less portion of
      such Collections applied to Class A
      Monthly Principal
294   Class B Accumulation Amount                                   $         -   294

295   Collateral Monthly Principal (prior to                        $         -   295
      payout of Class B) (the least of
      line#296 and line#297)

296   Available Principal Collections held in                       $44,047,508   296
      the Collection Account less portion of
      such Collections applied to Class A and
      Class B Monthly Principal

297   Enhancement Surplus                                           $         -   297

298   Class D Monthly Principal                                     $         -   298

299   Available Principal Collections held in                       $44,047,508   299
      the Collection Account less portion of
      such Collections applied to Class A,
      Class B or collateral Monthly Principal
--------------------------------------------------------------------------------------
                       AVAILABLE ENHANCEMENT AMOUNT
======================================================================================
300   Available Enhancement Amount                                  $35,300,000   300
301    Amount on Deposit in the Cash Collateral Account             $         -   301

--------------------------------------------------------------------------------------
                      REALLOCATED PRINCIPAL COLLECTIONS
======================================================================================
302   Reallocated Principal Collections                             $         -    302
303   Class D Principal Collections (to the                         $         -    303
      extent needed to fund Required Amounts)
304   Collateral Principal Collections (to                          $         -    304
      the extent needed to fund Required
      Amounts)
305   Class B Principal Collections (to the                         $         -    305
      extent needed to fund Required Amounts)
--------------------------------------------------------------------------------------
        INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
======================================================================================
                                                   %                  Amount
                                                -------            ------------
306   Series 1997-2 Default Amount               71.22%   306(a)    $   608,257   306(b)
307   Class A Investor Default Amount            54.48%   307(a)    $   465,305   307(b)
308   Class B Investor Default Amount             6.05%   308(a)    $    51,701   308(b)
309   Collateral Default Amount                   6.36%   309(a)    $    54,286   309(b)
310   Class D Investor Default Amount             4.33%   310(a)    $    36,966   310(b)

311   Series 1997-2 Adjustment Amount                               $         -   311
312   Class A Adjustment Amount                                     $         -   312
313   Class B Adjustment Amount                                     $         -   313
314   Collateral Adjustment Amount                                  $         -   314
315   Class D Adjustment Amount                                     $         -   315

316   Series 1997-2 Allocable Amount                                $   608,257   316
317   Class A Allocable Amount                                      $   465,305   317
318   Class B Allocable Amount                                      $    51,701   318
319   Collateral Allocable Amount                                   $    54,286   319
320   Class D Allocable Amount                                      $    36,966   320
--------------------------------------------------------------------------------------
                                 REQUIRED AMOUNTS
======================================================================================
321   Class A Required Amount                                       $         -   321
322   Class A Monthly Interest for current                          $   975,000   322
      Distribution Date
323   Class A Monthly Interest previously due                       $         -   323
      but not paid
324   Class A Additional Interest for prior                         $         -   324
      Monthly Period or previously due but not paid
325   Class A Servicing Fee (if Proffitt's is                       $         -   325
      no longer the Servicer)

326   Class B Required Amount                                       $         -   326
327   Class B Monthly Interest for current                          $   111,500   327
      Distribution Date
328   Class B Monthly Interest previously due                       $             328
      but not paid
329   Class B Additional Interest for prior                         $             329
      Monthly Period or previously due but not paid
330   Class B Servicing Fee (if Proffitt's is                       $         -   330
      no longer the Servicer)
331   Excess of Class B Allocable Amount over                       $         -   331
      funds available to make payments

332   Collateral Required Amount                                    $         -   332
333   Collateral Monthly Interest for current                       $   118,997   333
      Distribution Date
334   Collateral Monthly Interest previously                        $         -   334
      due but not paid
335   Collateral Additional Interest for                            $         -   335
      prior Monthly Period or previously due
      but not paid
336   Collateral Servicing Fee (if Proffitt's                       $         -   336
      is no longer the Servicer)
337   Excess of Collateral Allocable Amount                         $         -   337
      over funds available to make payments
---------------------------------------------------------------------------------------
                        REDUCTION OF INVESTOR AMOUNTS
=======================================================================================
      Class A
      -------
338   Class A Investor Amount reduction                             $         -   338
339   Class A Investor Charge Off                                   $         -   339
340   Reductions of the Class A Investor Amount                     $         -   340

      Class B
      -------
341   Class B Investor Amount reduction                             $         -   341
342   Class B Investor Charge Off                                   $         -   342
343   Reductions of the Class B Investor Amount                     $         -   343
344   Reallocated Principal Collections                             $         -   344
      applied to Class A

      Collateral
      ----------

345   Collateral Indebtedness Amount reduction                      $         -    345
346   Collateral Indebtedness Amount Charge                         $              346
      Off
347   Reductions of the Collateral                                  $              347
      Indebtedness Amount
348   Reallocated Principal Collections                             $              348
      applied to Class B

      Class D
      -------
349   Class D Investor Amount reduction                             $         -    349
350   Class D Investor Charge Off                                   $         -    350
351   Reductions of the Class D Investor Amount                     $         -    351

352   Reallocated Principal Collections                             $         -    352
      applied to Collateral Indebtedness Amount

--------------------------------------------------------------------------------------
                                 SERVICING FEE
======================================================================================
353   Series 1997-2 Servicing Fee                                   $   392,167    353
354   Class A Servicing Fee                                         $   300,000    354
355   Class B Servicing Fee                                         $    33,333    355
356   Collateral Servicing Fee                                      $    35,000    356
357   Class D Servicing Fee                                         $    23,833    357

 IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS
      CERTIFICATE THIS 12TH DAY OF JANUARY, 1998

      PROFFITT'S INC.,
      AS SERVICER

      BY: /S/  JAMES S. SCULLY

      NAME:  JAME